Exhibit 23.2



              CONSENT OF INDEPENDENT PETROLUEM ENGINEER

   	As independent petroleum engineers, we hereby consent to the use of our name included herein or incorporated by reference in this Registration Statement on Form S-3 of McMoRan Exploration Co. and to the reference to our estimates of reserves and present value of future net reserves as of December 31, 1998 incorporated by reference therein.

                          							RYDER SCOTT COMPANY
                          							PETROLUEM ENGINEERS

Houston, Texas
January 21, 2000